UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 27, 2008

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

2008 Management Incentive Plan

On March 27, 2008, the Nominating and Compensation Committee of the Board of Directors of Lionbridge Technologies, Inc. ("Lionbridge") approved the 2008Management Incentive Plan for Executive Officers. Pursuant to the terms of this Plan, certain executive officers of Lionbridge are eligible to receive a cash bonus, calculated based on a specified percent of their respective 2008 base salary, upon achievement of each of the following three equally weighted performance metrics:

• Achievement of internal revenue targets for the year ending December 31, 2008 (1/3)
• Achievement of identified Lionbridge internal profitability metrics for the year ending December 31, 2008 (1/3)
• Achievement of identified personal objectives and strategic objectives related to the Corporation as a whole and the function or operations for which the participant is responsible (1/3).

Under the terms of the 2008 Management Incentive Plan, a participating executive officer will receive his or her target bonus based on achievement of each equally rated performance metric targets (the "Target"). If actual results show that the Target for any of the three components is exceeded, the bonus opportunity will be increased proportionately up to a maximum of 150% of such individual's target bonus. If actual results show that the Target for any of the three components is not achieved, but is above a pre-determined minimum threshold, the bonus opportunity will be reduced proportionately to 50% of each individual's target bonus.

Lead Director

On April 4, 2008, the Board of Directors of the Corporation elected Guy de Chazal, a director of the Corporation, to serve as Lead Director. His responsibilities include coordinating activities of the independent members of the Board of Directors, setting the agenda and chairing executive sessions of the Board of Directors, facilitating the search for new directors, leading director self-evaluation and education initiatives, acting as a liaison between the Chairman of the Board and other independent directors, and such other activities as may be specified by the Board.

Concurrent with Mr. de Chazal's election, the Board of Directors approved an amendment to the Independent Directors Compensation Plan to provide for an annual cash retainer in the amount of $15,000 to be paid to the lead director of the Corporation.

The Corporation's Independent Directors Compensation Plan as amended and restated effective April 4, 2008, is attached hereto as Exhibit 10.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

April 7, 2008	By:	Margaret A. Shukur

Name: Margaret A. Shukur
Title: VP, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Independent Director Compensation Plan, amended and restated as of April 4, 2008